EXHIBIT 99.1

Octillion Corp.  Completes Private Placement Through NYSE Member Firm

Auburn Hills, MI – February 13, 2008 – Octillion Corp. (OTCBB: OCTL) (“Octillion” or the “Company”), an alternative energy technology incubator, today announced that it has completed a private placement of its securities consisting of shares and warrants to institutional and accredited investors for aggregate gross proceeds of $3,675,000.

Westminster Securities Corporation, a NYSE member firm, acted as placement agent. In agreement with Westminster Securities Corporation, Palladium Capital Advisors, LLC, acted as co-placement agent.

The Company intends to use the net proceeds from this financing for general corporate purposes. To the extent that the warrants are exercised, Octillion could receive an additional maximum amount of $4,593,750.

“We are very pleased to work with such effective investment banking firms,” states Mr. Nicholas Cucinelli, President and CEO of Octillion Corp. “The additional capital provided by this financing will not only enable us to comfortably pursue our research and development initiatives for the first-of-its-kind transparent window capable of generating electricity, but will also permit us to continue to identify, evaluate and potentially acquire other strategic enabling and complementary photovoltaic technologies.”

About Westminster Securities Corporation

Westminster Securities Corporation is a full service brokerage firm operating in five principal areas: Investment Banking, Research, Account Management, Execution Services, and Clearing Services. Founded in 1971, Westminster is a member of the New York Stock Exchange, the Financial Industry Regulatory Authority and the Securities Investor Protection Corporation. Westminster is headquartered at 100 Wall Street, New York, with branch offices in Atlanta, Cyprus, Miami, New York, Spokane and St. Louis. More information can be found at http://www.westminstersecurities.com

About Palladium Capital Advisors LLC

Palladium Capital Advisors, LLC, is a leading investment bank and brokerage firm dedicated to providing premier investment banking services to emerging growth companies and raising assets for top-tier hedge funds. The firm’s banking professionals each have, on average, more than 20 years of experience, and specialize in Private Investments in Public Equity (“PIPEs”), reverse mergers, public and private mergers and acquisitions, and corporate recapitalizations and restructurings, among other services.

About Octillion Corp.

Octillion Corp. is a technology incubator focused on the identification, acquisition, development and eventual commercialization of emerging, leading edge alternative energy technologies.

Through established relationships with universities, research institutions and government agencies, we strive to identify technologies and business opportunities on the leading edge of innovation that have the potential of serving significant and unmet market needs.

Once a technology has been identified, we fund the research and development activities relating to the technology with the intention of ultimately, if warranted, licensing, commercializing and marketing the subject technology, either through internal resources, collaborative agreements or otherwise.

Unique to our business model is the use of established research infrastructure owned by the various institutions we deal with, saving us significant capital which would otherwise be required for such things as land and building acquisition, equipment and furniture purchases, and other incidental start up costs. As a result, we are able to benefit from leading edge research while employing significantly less capital than conventional organizations.

Among our current research and development activities is the development of a technology that could adapt existing home and office glass windows into ones capable of generating electricity from solar energy without losing significant transparency or requiring major changes in manufacturing infrastructure.

The technological potential of adapting existing glass windows into ones capable of generating electricity from the sun’s solar energy has been made possible through a ground breaking discovery of an electrochemical and ultrasound process that produces identically sized (1 to 4 nanometers in diameter) highly luminescent nanoparticles of silicon that provide varying wavelengths of photoluminescence with high quantum down conversion efficiency of short wavelengths (50% to 60%).

When thin films of silicon nanoparticles are deposited (sprayed) onto silicon substrates, ultraviolet light is absorbed and converted into electrical current. With appropriate connections, the films act as nanosilicon photovoltaic solar cells that convert solar radiation to electrical energy.

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although Octillion Corp. (the “Company” or “Octillion”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company’s products, technical problems with the Company’s research and products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company’s operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company’s ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that Octillion will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company’s most recent Form 10-QSB and Form 10-KSB filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.